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                                  EXHIBIT 99.3

                            CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Home City Financial Corporation, (the "Company") on Form 10-KSB for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Douglas L. Ulery, President and Chief Executive Officer, and Charles A. Mihal, Treasurer and Chief Financial Officer, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Douglas L. Ulery                       /s/ Charles A. Mihal
-------------------------------------      -------------------------------------
Douglas L. Ulery                           Charles A. Mihal
President and Chief Executive Officer      Treasurer and Chief Financial Officer
March 24, 2003                             March 24, 2003
-------------------------------------      -------------------------------------
Date:                                      Date:


A signed original of this written statement required by Section 906 has been provided to Home City Financial Corporation and will be retained by Home City Financial Corporation and furnished to the Securities and Exchange Commission or its staff upon request.